Exhibit 99

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CB Richard Ellis

Investor Meetings

September 27 - 29, 2004

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Forward Looking Statements

This presentation will contain statements that are forward looking. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. CB Richard Ellis undertakes no obligation to update or publicly revise any of the forward- looking statements that you may hear today. Please refer to our annual report on Form 10- K and our quarterly reports on Form 10- Q for a full discussion of the risks and other factors, that may impact any estimates that you may hear today. This is a public presentation and our responses to questions must be limited to information that is acceptable for dissemination within the public domain. In addition, we may make certain statements during the course of this presentation that include references to “non- GAAP financial measures,” as defined by SEC regulations. The Company believes that such measures provide a more complete understanding of ongoing operations and enhance comparability of current results to prior periods as well as presenting the effects of one- time items.

CBRE Management Team

Ray Wirta
Chief Executive Officer

•                  37 years of real estate industry experience

•                  22 years with CBRE

•                  Named CEO in 1999

Brett White
President

•                  20 years of real estate industry experience

•                  Joined CBRE as a sales trainee in 1984

•                  Named President in 2001

Ken Kay
Chief Financial Officer

•                  24 years of public company & business experience

•                  Joined CBRE in 2002

Agenda

•                  Company and Industry Overview

•                  Financial Review

•                  Summary

•                  Questions and Answers

•                  Appendix

The World Class Commercial Real Estate Services Provider

Leading Global Brand

•                  98 years

•                  48 countries

•                  #1 in key cities in U.S., Europe and Asia

Broad Capabilities

•                  #1 commercial real estate brokerage

•                  #1 appraisal and valuation

•                  #1 property and facilities management

•                  #2 commercial mortgage brokerage

•                  $14.4 billion in investment assets under management

Scale, Diversity and Earnings Power

•                  2x nearest competitor

•                  Thousands of clients, including 60% of Fortune 100

•                  2004 forecasted revenue of $2.1 billion

•                  Strong revenue and earnings growth YTD 2004

Global Reach & Local Leadership

Year-to-Date 2004 Revenue by Region

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Leading Market Positions

New York	☒
Los Angeles	☒
Chicago	☒
Washington, D.C.	☒
London	☒
Madrid	☒
Paris	☒
Singapore	☒
Sydney	☒

CBRE is unique in offering customers global coverage and leading local expertise.

Diversified Blue Chip Client Base

Revenue by Client Type

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Representative Clients

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Top 20 customers are less than 9% of total revenue.

CBRE Recent Wins

•                  Sears Tower – management and leasing for 3.8 million square foot building in Chicago

•                  Royal Bank of Canada – 3.6 million square foot outsourcing of U.S. portfolio

•                  Time Warner – acquisition of 420,000 square foot building in London for magazine publishing division headquarters

•                  CapitaLand – disposition of Shinjuku Square Tower in Tokyo for $100 million

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Fragmented Industry

$22 Billion US Commercial Real Estate Services Industry (1)

U.S. Market Share

Top 5 = 13.4% Share

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The market has grown at a 4.8% CAGR from 1993 to 2003.

Source: External public filings and management estimates as of 12/31/03.

(1) Excluding investment management.

Superior Platform Drives Outperformance

Competitive Landscape

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2001 to 2003 CAGR

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	CBG		JLL		TCC		GBE	Business Services (1)
P/E Ratio 9/22/04 (3)	15.1	x	20.7	x	21.1	x	NM	26.1	x

(1) Excluding merger related and integration expenses, IPO related compensation expense and other non-recurring items (normalized).

(2) Average based on ABM, ACN, ADP, CEN, FDC, KELYA, MAN, PAYX, RHI, and RMK.

(3) Based on 2004 consensus analyst estimates.

Note: GBE represents fiscal year results.

Our full-service, global platform has allowed us to outperform competitors.

Favorable Industry Conditions

Improving Supply / Demand Outlook

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Highlights

•                  Economy/Industry

•                  Meaningful job growth

•                  Robust investment property sales market

•                  Strong U.S. financing market

•                  Improving leasing fundamentals

•                  Company

•                  Successful Insignia integration

•                  Successful IPO

•                  Significant debt repayment

•                  Strong free cash flow

Agenda

•                  Company and Industry Overview

•                  Financial Review

•                  Summary

•                  Questions and Answers

•                  Appendix

Consistent Long Term Growth

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(1) Normalized EBITDA excludes merger related costs, integration costs, one-time IPO compensation expense and other non-recurring items.

CBRE has consistently outpaced industry growth.

Q2 YTD 2004 Operating Results

	2003
($ in millions, except EPS results)	2004	Reported	% Change	PF Combined	% Change
Revenue	991.9	585.4	69.4	865.6	14.6

Normalized EBITDA(1)	94.4	52.0	81.5	57.0	65.6

Net Income, As Adjusted(1)	19.8	6.6	200.0	12.3	61.0

Diluted EPS, As Adjusted(1)	0.29	0.16	81.3	N/A	N/A

(1) Excludes one-time items including merger related charges, integration costs, revenue backlog amortization, and IPO related compensation expenses.

2004 Guidance

•                  Full year revenue is anticipated to be approximately $2.1 billion

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Best-In-Class, Disciplined Focus on Cost Management

	% of Revenue
($ in millions)	Pre-MBO 2001	LTM 6/30/04

Revenue	100.0	100.0

Total Variable Costs	53.5	56.5

Total Fixed Costs	36.7	32.4

Normalized EBITDA (1)	9.8	11.1

(1) Excludes merger-related charges, integration costs, and one-time IPO costs for 2004.

Variable cost structure ensures consistent, strong margins..

2004 Forecast Internal Cash Flow

•                  Low capital intensity

•                  Strong cash flow generation supports debt reduction

•                  LTM 6/30/04 debt to normalized EBITDA ratio of 2.4x

•                  Objective to obtain rating agency upgrade

2004 Forecast Results

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(a) Reconciliation of forecast net income to net income, as adjusted provided on page 26.

Significant Debt Reduction from IPO Proceeds and Working Capital

9 3/4% Senior Notes

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11 1/4% Senior Subordinated Notes

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Term B Loan

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16% Senior Notes

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$145 Million Debt Reduction

Capitalization

		As of 6/30/04
($ in millions)	12/31/03	Reported	Post IPO(2)
Cash	163.9	179.6	59.6
Revolver	—	—	—
Term B Loan	297.5	280.0	280.0
Other Debt (1)	39.2	30.7	30.7
9 3/4% Senior Notes	200.0	200.0	130.0
11 1/4% Senior Subordinated Notes	226.2	204.9	204.9
Total CB Richard Ellis Services Debt	762.9	715.6	645.6

16% Senior Notes	35.5	35.8	—
Total Debt	798.4	751.4	645.6

Shareholders’ Equity	332.9	453.2	453.2
Total Capitalization	1,131.3	1,204.6	1,098.8

(1).       Excludes $43.8 million at 12/31/03 and $42.6 million at 6/30/04 of non-recourse debt related to co-investments and $230.8 million at 12/31/03 and $219.9 million at 6/30/04 of non-recourse warehouse facility.

(2).       Post IPO reflects $70.0 million of 9 ¾% Senior Note and $35.8 million of 16% Senior Note redemptions that occurred in 7/04.

Key Drivers of Earnings Growth

Revenue Growth		Margin Expansion		Deleveraging Balance Sheet		Significant EPS Growth

	+		+		=
• Market growth		• Cost synergies from Insignia acquisition		• $50 million minimum debt paydown per year targeted		• High teens to low twenty percent annual EPS growth

• Market share gains		• Operating leverage

• 7% - 9% annual revenue growth		• 12% - 14% annual EBITDA growth

Revenue growth, margin expansion and deleveraging allow CBRE to achieve to substantial earnings growth.

Agenda

•                  Company and Industry Overview

•                  Financial Review

•                  Summary

•                  Questions and Answers

•                  Appendix

Summary

•                  Attractive Industry Dynamics

•                  Leading Global Real Estate Services Platform

•                  Powerful, Attractive Business Model

•                  Diversified, Recurring Revenue Base

•                  Variable Cost Structure

•                  High Free Cash Flow

•                  Significant Growth Opportunities

•                  Operating and Financial Leverage to Enhance EPS Growth

•                  Attractive Valuation

Agenda

•                  Company and Industry Overview

•                  Financial Review

•                  Summary

•                  Questions and Answers

•                  Appendix

Appendix – Reconciliation of Normalized EBITDA to EBITDA to Net (Loss) Income

	Six Months Ended June 30,			LTM	Year Ended December 31,
($ in millions)	2004	2003 Reported	2003 PF Combined	6/30/2004	2003	2002	2001

Normalized EBITDA	94.4	52.0	57.0	225.6	183.2	130.7	115.0

Less:
Merger-related and other nonrecurring charges	21.5	3.3	3.3	55.0	36.8	—	28.6
Integration costs related to the Insignia acquisition	8.8	—	—	22.4	13.6	—	—
One-time compensation expense related to the initial public offering	15.0	—	—	15.0	—	—	—

EBITDA	49.1	48.7	53.7	133.2	132.8	130.7	86.4

Add:
Interest income	4.2	1.8	3.2	8.4	6.0	3.2	4.0

Less:
Depreciation and amortization	27.7	12.5	74.0	107.8	92.6	24.6	37.9
Interest expense	43.8	31.3	43.1	99.7	87.2	60.5	50.0
(Benefit) provision for income taxes	(4.6)	2.9	(23.0)	(13.8)	(6.3)	30.1	19.1

Net (loss) income	(13.6)	3.8	(37.2)	(52.1)	(34.7)	18.7	(16.6)

Appendix – Reconciliation of YTD Net (Loss) Income to Net Income, As Adjusted

	Six Months Ended June 30,
($ in millions, except share data)	2004		2003 Reported	2003 PF Combined

Net (loss) income	(13.6)		3.8	(37.2)

Amortization related net revenue backlog acquired in the Insignia acquisition, net of tax	4.9		—	46.7
Merger-related charges related to the Insignia acquisition, net of tax	13.6		2.8	2.8
Integration costs related to the Insignia acquisition, net of tax	5.5		—	—
One-time compensation expense related to the initial public offering, net of tax	9.4		—	—

Net income, as adjusted	19.8		6.6	12.3

Diluted income per share, as adjusted	$0.29		$0.16	N/A

Weighted average shares outstanding for diluted income per share, as adjusted	68,499,765	(1)	42,462,801	N/A

(1)          With adjustments to arrive at “Net income, as adjusted,” a net loss translates into a net income position on an adjusted basis.  Accordingly, the weighted average impact of the dilutive effect of potential common shares of 5,243,490 have been considered in determining the dilute earnings per share impact on an adjusted basis.

Appendix - Reconciliation of Forecast Net Income to Net Income, As Adjusted

2004 Forecast Results

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(a)          Intangible asset amortization expense related to Insignia net revenue backlog

(b)         Insignia merger and integration related costs

(c)          One-time IPO related compensation expense

(d)         One-time premium costs and write-offs associated with the repayment of debt with the net proceeds from the initial public offering

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